SCHEDULE A

TO THE

FUND ACCOUNTING AND

FINANCIAL ADMINISTRATION SERVICES AGREEMENT

BETWEEN THE BANK OF NEW YORK MELLON (“BNY MELLON”)

(SUCCESSOR BY OPERATION OF LAW TO MELLON BANK, N.A.)

AND LINCOLN VARIABLE INSURANCE PRODUCTS TRUST (THE “TRUST”),

Dated October 1, 2007

(Amended and Restated Effective May 1, 2018)

The following Fund and its Portfolios and share classes are covered by, and made parties to, the Agreement as of the dates so indicated:

FUND: LINCOLN VARIABLE INSURANCE PRODUCTS TRUST, a Delaware statutory trust

SEC Registration No. 811-08090 (1940 Act)

                                     033-70742 (1933 Act)

Name of Portfolio and any Share Classes	Date added to the Agreement	CUSIP	Taxpayer Identification Number (Portfolio)
LVIP Baron Growth Opportunities Fund Service Class Standard Class	10/1/2007	534898 408 534898 309	20-8590779
LVIP Wellington Capital Growth Fund (formerly LVIP Capital Growth Fund) Service Class Standard Class	10/1/2007	534898 846 474903 705	02-0455044
LVIP Clarion Global Real Estate Fund (formerly LVIP Cohen & Steers Global Real Estate Fund) Service Class Standard Class	10/1/2007	534898 200 534898 101	20-8630982
LVIP Delaware Bond Fund Service Class Standard Class	10/1/2007	53500#118 53404@109	35-1524285
LVIP Dimensional U.S. Core Equity 1 Fund (formerly LVIP Delaware Growth and Income Fund) Service Class Standard Class	10/1/2007	53500#159 53406#105	35-1524383
LVIP Delaware Social Awareness Fund Service Class Standard Class	10/1/2007	53500#209 53407@106	52-1494156

LVIP BlackRock Dividend Value Managed Volatility Fund (formerly LVIP BlackRock Equity Dividend Managed Volatility Fund) (formerly LVIP BlackRock Equity Dividend RPM Fund) (formerly LVIP Wells Fargo Intrinsic Value Fund) (formerly LVIP FI Equity-Income Fund)

            Service Class

            Standard Class

	10/1/2007	53500#134 53405*100	52-1835647

Name of Portfolio and any Share Classes	Date added to the Agreement	CUSIP	Taxpayer Identification Number (Portfolio)

LVIP Blended Large Cap Growth Managed Volatility Fund (formerly LVIP UBS Large Cap Growth Managed Volatility Fund) (formerly LVIP UBS Large Cap Growth RPM Fund) (formerly LVIP Janus Capital Appreciation Fund)

            Service Class

            Standard Class

	10/1/2007	53500#126 53405#106	52-1835645
LVIP MFS International Equity Managed Volatility Fund (formerly LVIP MFS International Growth Fund) (formerly LVIP Marsico International Growth Fund) Service Class Standard Class	10/1/2007 (10/1/2010)	534898 838 474903 200	02-0495076
LVIP MFS Value Fund Service Class Standard Class	10/1/2007	534898 820 474903 408	02-0455048

LVIP Blended Mid Cap Managed Volatility Fund (formerly LVIP Ivy Mid Cap Growth Managed Volatility Fund) (formerly LVIP Columbia Small-Mid Cap Growth RPM Fund) (formerly LVIP Turner Mid-Cap Growth Fund) (formerly LVIP Mid-Cap Growth Fund)

            Service Class

            Standard Class

	04/30/08 (10/1/2007)	534898 812 474903 846	02-0524596
LVIP Wellington Mid-Cap Value Fund (formerly LVIP Mid-Cap Value Fund) Service Class Standard Class	10/1/2007	534898 796 474903 838	02-0524595
LVIP Mondrian International Value Fund Service Class Standard Class	10/1/2007	53500#167 53406*109	35-1793284
LVIP Government Money Market Fund (formerly LVIP Money Market Fund) Service Class Standard Class	10/1/2007	53500#183 53407#104	35-1524280
LVIP SSGA S&P 500 Index Fund (formerly LVIP SSgA S&P 500 Index Fund) (formerly LVIP S&P 500 Index Fund) Service Class Standard Class	04/30/08 (10/1/2007)	534898 747 474903 853	02-0516164
LVIP SSGA Small-Cap Index Fund (formerly LVIP SSgA Small-Cap Index Fund) (formerly LVIP Small-Cap Index Fund) Service Class Standard Class	04/30/08 (10/1/2007)	534898 788 474903 101	02-0415698

Name of Portfolio and any Share Classes	Date added to the Agreement	CUSIP	Taxpayer Identification Number (Portfolio)
LVIP T. Rowe Price Growth Stock Fund Service Class Standard Class	10/1/2007	534898 770 474903 507	02-0479703
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class Standard Class	10/1/2007	53500#100 53404#107	52-1835648

LVIP Franklin Templeton Global Equity Managed Volatility Fund (formerly LVIP Templeton Growth Managed Volatility Fund) (formerly LVIP Templeton Growth RPM Fund) (formerly LVIP Templeton Growth Fund)

            Service Class

            Standard Class

	10/1/2007	534898 762 474903 309	02-0415697

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (formerly LVIP JPMorgan Mid Cap Value Managed Volatility Fund) (formerly LVIP JPMorgan Mid Cap Value RPM Fund) (formerly LVIP Columbia Value Opportunities Fund)(formerly LVIP Value Opportunities Fund)

            Service Class

            Standard Class

	04/30/08 (10/1/2007)	534898 754 474903 820	02-0524594

LVIP SSGA Global Tactical Allocation Managed Volatility Fund (formerly LVIP SSgA Global Tactical Allocation Managed Volatility Fund) (formerly LVIP SSgA Global Tactical Allocation RPM Fund) (formerly LVIP SSgA Global Tactical Allocation Fund) (formerly LVIP Wilshire Aggressive Profile Fund)

            Service Class

            Standard Class

	10/1/2007	53500#340 53500#332	20-2717912

LVIP Global Conservative Allocation Managed Risk Fund (formerly LVIP Managed Risk Profile Conservative Fund) (formerly LVIP Protected Profile Conservative Fund)(formerly LVIP Wilshire Conservative Profile Fund)

            Service Class

            Standard Class

	10/1/2007	53500#308 53500#290	20-2717959
LVIP Global Moderate Allocation Managed Risk Fund (formerly LVIP Managed Risk Profile Moderate Fund) (formerly LVIP Protected Profile Moderate Fund)(formerly LVIP Wilshire Moderate Profile Fund)	10/1/2007		20-2718024

Name of Portfolio and any Share Classes	Date added to the Agreement	CUSIP	Taxpayer Identification Number (Portfolio)
Service Class Standard Class		53500#282 53500#274

LVIP Global Growth Allocation Managed Risk Fund (formerly LVIP Managed Risk Profile Growth Fund) (formerly LVIP Protected Profile Moderately Aggressive Fund)(formerly LVIP Wilshire Moderately Aggressive Profile Fund)

            Service Class

            Standard Class

	10/1/2007	53500#324 53500#316	20-2718072
LVIP T. Rowe Price 2010 Fund (formerly LVIP Managed Risk Profile 2010 Fund) (formerly LVIP Protected Profile 2010 Fund)(formerly LVIP Wilshire 2010 Profile Fund) Service Class Standard Class	10/1/2007	534898 606 534898 507	20-5631069
LVIP T. Rowe Price 2020 Fund (formerly LVIP Managed Risk Profile 2020 Fund) (formerly LVIP Protected Profile 2020 Fund)(formerly LVIP Wilshire 2020 Profile Fund) Service Class Standard Class	10/1/2007	534898 804 534898 705	20-8631171
LVIP T. Rowe Price 2030 Fund (formerly LVIP Managed Risk Profile 2030 Fund) (formerly LVIP Protected Profile 2030 Fund)(formerly LVIP Wilshire 2030 Profile Fund) Service Class Standard Class	10/1/2007	534898 879 534898 887	20-8631258
LVIP T. Rowe Price 2040 Fund (formerly LVIP Managed Risk Profile 2040 Fund) (formerly LVIP Protected Profile 2040 Fund)(formerly LVIP Wilshire 2040 Profile Fund) Service Class Standard Class	10/1/2007	534898 853 534898 861	20-8631329
LVIP SSGA Bond Index Fund (formerly LVIP SSgA Bond Index Fund) Service Class Standard Class	04/30/08	534898739 534898663	26-2198346
LVIP SSGA Developed International 150 Fund (formerly LVIP SSgA Developed International 150 Fund) Service Class Standard Class	04/30/08	534898713 534898648	26-2198664
LVIP SSGA Emerging Markets 100 Fund (formerly LVIP SSgA Emerging Markets	04/30/08		26-2198724

Name of Portfolio and any Share Classes	Date added to the Agreement	CUSIP	Taxpayer Identification Number (Portfolio)
100 Fund) Service Class Standard Class		534898697 534898630
LVIP SSGA International Index Fund (formerly LVIP SSgA International Index Fund) Service Class Standard Class	04/30/08	534898721 534898655	26-2198407
LVIP SSGA Large Cap 100 Fund (formerly LVIP SSgA Large Cap 100 Fund) Service Class Standard Class	04/30/08	534898689 534898622	26-2198804
LVIP SSGA SMID Cap Managed Volatility Fund (formerly LVIP SSGA Small-Mid Cap 200 Fund)(formerly LVIP SSgA Small-Mid Cap 200 Fund) Service Class Standard Class	04/30/08	534898671 534898614	26-2198981
LVIP Global Income Fund Service Class Standard Class	05/01/09	534898580 534898598	26-4075619
LVIP JPMorgan Retirement Income Fund (formerly LVIP Delaware Foundation® Conservative Allocation Fund) Service Class Standard Class	05/01/09	53500#175 53406@107	35-1559413
LVIP BlackRock Scientific Allocation Fund (formerly LVIP Delaware Foundation® Moderate Allocation Fund) Service Class Standard Class	05/01/09	246493100 246493209	23-2470518
LVIP Delaware Wealth Builder Fund (formerly LVIP Delaware Foundation® Aggressive Allocation Fund) Service Class Standard Class	05/01/09	53500#142 53405@108	35-1710518
LVIP Delaware Diversified Floating Rate Fund Service Class Standard Class	04/30/10	534898566 534898119	27-1750986
LVIP Blackrock Inflation Protected Bond Fund Service Class Standard Class	04/30/10	534898515 534898523	27-1747313
LVIP JPMorgan High Yield Fund Service Class Standard Class	04/30/10	534898531 534898549	27-1750939

Name of Portfolio and any Share Classes	Date added to the Agreement	CUSIP	Taxpayer Identification Number (Portfolio)
LVIP American Growth Fund Service Class II	06/30/10	534898457	27-1751017
LVIP American Growth-Income Fund Service Class II	06/30/10	534898499	27-1751036
LVIP American International Fund Service Class II	06/30/10	534898481	27-1751068
LVIP American Global Growth Fund Service Class II	06/30/10	534898473	27-1751097
LVIP American Global Small Capitalization Fund Service Class II	06/30/10	534898465	27-1751123
LVIP American Balanced Allocation Fund Standard Class Service Class	08/02/10	534898259 534898267	27-2891956
LVIP American Growth Allocation Fund Standard Class Service Class	08/02/10	534898275 534898283	27-2892063
LVIP American Income Allocation Fund Standard Class Service Class	08/02/10	534898291 534898317	27-2892132
LVIP SSGA Conservative Index Allocation Fund (formerly LVIP SSgA Conservative Index Allocation Fund) Standard Class Service Class	08/02/10	534898325 534898440	27-2892206
LVIP SSGA Moderate Index Allocation Fund (formerly LVIP SSgA Moderate Index Allocation Fund) Standard Class Service Class	08/02/10	534898333 534898432	27-2892251
LVIP SSGA Moderately Aggressive Index Allocation Fund (formerly LVIP SSgA Moderately Aggressive Index Allocation Fund) Standard Class Service Class	08/02/10	534898341 534898424	27-2892317
LVIP SSGA Conservative Structured Allocation Fund (formerly LVIP SSgA Conservative Structured Allocation Fund) Standard Class Service Class	08/02/10	534898358 534898416	27-2892380
LVIP SSGA Moderate Structured Allocation Fund (formerly LVIP SSgA Moderate Structured Allocation Fund) Standard Class Service Class	08/02/10	534898366 534898390	27-2892454
LVIP SSGA Moderately Aggressive Structured Allocation Fund (formerly LVIP SSgA Moderately Aggressive Structured	08/02/10		27-2892508

Name of Portfolio and any Share Classes	Date added to the Agreement	CUSIP	Taxpayer Identification Number (Portfolio)
Allocation Fund) Standard Class Service Class		534898374 534898382
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund (formerly LVIP Dimensional US Equity RPM Fund) (formerly LVIP Dimensional US Equity Fund) Standard Class Service Class	04/29/2011	535000483 535000491	27-4534756
LVIP Dimensional International Core Equity Managed Volatility Fund (formerly LVIP Dimensional Non-US Equity RPM Fund) (formerly LVIP Dimensional Non-US Equity Fund) Standard Class Service Class	04/29/2011	535000467 535000475	27-4534842
LVIP Dimensional/Vanguard Total Bond Fund Standard Class Service Class	04/29/2011	535000509 535000517	27-4864624
LVIP Vanguard Domestic Equity ETF Fund Standard Class Service Class	04/29/2011	535000442 535000459	27-4534939
LVIP Vanguard International Equity ETF Fund Standard Class Service Class	04/29/2011	535000426 535000434	27-4535006
LVIP T. Rowe Price 2050 Fund (formerly LVIP Managed Risk Profile 2050 Fund) (formerly LVIP 2050 Profile Fund) Standard Class Service Class	04/29/2011	535000400 535000418	27-4535057

LVIP American Global Growth Allocation Managed Risk Fund (formerly LVIP Managed Risk American Growth Allocation Fund) (formerly LVIP Protected American Growth Allocation Fund)

        Standard Class

        Service Class

	03/12/2012	534898234 534898242	45-4013409

LVIP American Global Balanced Allocation Managed Risk Fund (formerly LVIP Managed Risk American Balanced Allocation Fund (formerly LVIP Protected American Balanced Allocation Fund)

        Standard Class

        Service Class

	03/12/2012	534898218 534898226	45-4013424

Name of Portfolio and any Share Classes	Date added to the Agreement	CUSIP	Taxpayer Identification Number (Portfolio)
LVIP American Preservation Fund Standard Class Service Class	08/31/2012	535000525 535000533	45-4743983
LVIP SSGA Small-Cap Managed Volatility Fund (formerly LVIP SSgA Small-Cap Managed Volatility Fund) (formerly LVIP SSGA Small-Cap RPM Fund) Standard Class Service Class	04/30/13	535000848 535000855	46-1938633
LVIP SSGA Large Cap Managed Volatility Fund (formerly LVIP SSgA Large Cap Managed Volatility Fund) (formerly LVIP SSGA Large Cap RPM Fund) Standard Class Service Class	04/30/13	535000822 535000830	46-1956485
LVIP MFS International Growth Managed Volatility Fund (formerly LVIP MFS International Growth RPM Fund) Standard Class Service Class	04/30/13	535000863 535000871	46-1928872

LVIP BlackRock Global Allocation V.I. Managed Risk Fund (formerly LVIP BlackRock Global Allocation V.I. Managed Volatility Fund) (formerly LVIP BlackRock Global Allocation V.I. RPM Fund) (formerly LVIP RPM BlackRock Global Allocation VI Fund)

            Standard Class

            Service Class

	04/30/13	535000707 535000608	46-1906625

LVIP Select Core Equity Managed Volatility Fund (formerly LVIP VIP Contrafund Managed Volatility Portfolio) (formerly LVIP VIP Contrafund RPM Portfolio) (formerly LVIP RPM Fidelity VIP Contrafund)

            Standard Class

            Service Class

	04/30/13	535000889 535000806	46-1915830

LVIP American Century Select Mid-Cap Managed Volatility Fund (formerly LVIP American Century VP Mid Cap Value Managed Volatility Fund) (formerly LVIP American Century VP Mid Cap Value RPM Fund)

            Standard Class

            Service Class

	01/02/14	535000566 535000574	46-3295717
LVIP Blended Core Equity Managed Volatility Fund (formerly LVIP	01/02/14		46-3312391

Name of Portfolio and any Share Classes	Date added to the Agreement	CUSIP	Taxpayer Identification Number (Portfolio)
ClearBridge Variable Appreciation Managed Volatility Fund) (formerly LVIP ClearBridge Variable Appreciation RPM Fund) Standard Class Service Class		535000582 535000590

LVIP Franklin Templeton Value Managed Volatility Fund (formerly LVIP Franklin Mutual Shares VIP Managed Volatility Fund) (formerly LVIP Franklin Mutual Shares VIP RPM Fund) (formerly LVIP Franklin Mutual Share Securities RPM Fund)

        Standard Class

        Service Class

	01/02/14	535000632 535000640	46-3344320
LVIP Invesco Select Equity Managed Volatility Fund (formerly LVIP Invesco V.I. Comstock Managed Volatility Fund) (formerly LVIP Invesco V.I. Comstock RPM Fund) Standard Class Service Class	01/02/14	535000657 535000665	46-3384787
LVIP SSGA International Managed Volatility Fund (formerly LVIP SSgA International Managed Volatility Fund) (formerly LVIP SSgA International RPM Fund) Standard Class Service Class	01/02/14	535000699 535000715	46-3416484

LVIP Invesco Diversified Equity Income Managed Volatility Fund (formerly LVIP Invesco Diversified Equity Income RPM Fund) (formerly LVIP Invesco V.I. Equity and Income RPM Fund)

        Standard Class

        Service Class

	05/01/14	535000673 535000681	46-3407659
LVIP Multi-Manager Global Equity Managed Volatility Fund (formerly LVIP Multi-Manager Global Equity RPM Fund) Standard Class Service Class	05/01/14	534898135 534898127	46-4939039
LVIP AQR Enhanced Global Strategies Fund Standard Class Service Class	05/01/14	534898176 534898168	46-4981414
LVIP BlackRock Multi-Asset Income Fund Standard Class Service Class	05/01/14	534898150 534898143	46-4998873

Name of Portfolio and any Share Classes	Date added to the Agreement	CUSIP	Taxpayer Identification Number (Portfolio)
LVIP Franklin Templeton Multi-Asset Opportunities Fund Standard Class Service Class	05/01/14	535000814 535000798	46-5005386
LVIP Goldman Sachs Income Builder Fund Standard Class Service Class	05/01/14	534898192 534898184	46-5018387
LVIP PIMCO Low Duration Bond Fund Standard Class Service Class	05/01/14	535000780 535000772	46-5032304
LVIP SSGA Mid-Cap Index Fund (formerly LVIP SSgA Mid-Cap Index Fund) Standard Class Service Class	08/29/14	535000764 535000756	47-1340721
LVIP Dimensional U.S. Equity Managed Volatility Fund (formerly LVIP Dimensional U.S. Core Equity 2 Fund) Standard Class Service Class	05/01/15	53500Q106 53500Q205	47-3215285
LVIP Dimensional International Equity Managed Volatility Fund (formerly LVIP Dimensional International Core Equity Fund) Standard Class Service Class	05/01/15	53500Q304 53500Q403	47-3189995
LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class Service Class	05/01/15	53500Q502 53500Q601	47-3162695
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class Service Class	05/01/15	53500Q882 53500Q874	47-3232689
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Standard Class Service Class	05/01/16	53500Q825 53500Q817	81-1085755
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Standard Class Service Class	05/01/16	53500Q791 53500Q783	81-1134236
LVIP Western Asset Core Bond Fund Standard Class Service Class	07/01/16	53500Q775 53500Q767	81-2682179
LVIP Delaware Special Opportunities Fund Standard Class	08/31/07	53407*108	35-1524384

Name of Portfolio and any Share Classes	Date added to the Agreement	CUSIP	Taxpayer Identification Number (Portfolio)
Service Class		53500#191
Lincoln iShares Fixed Income Allocation Fund Standard Class	01/01/17	53500Q759	81-4560532
Lincoln iShares Global Growth Allocation Fund Standard Class	01/01/17	53500Q742	81-4543645
Lincoln iShares U.S. Moderate Allocation Fund Standard Class	01/01/17	53500Q734	81-4571213
Loomis Sayles Global Growth Fund Standard Class Service Class	05/01/2018	53500Q726 53500Q718	82-3979066
SSGA Short-Term Bond Index Fund Standard Class Service Class	05/01/2018	53500Q692 53500Q684	82-4228025

The Trust and BNY Mellon hereby each represent and warrant to the other that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment on its behalf has the requisite authority to bind the Trust or BNY Mellon to this Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

THE BANK OF NEW YORK MELLON

By: /s/ James W. Burns, Jr.
Name: James W. Burns, Jr.
Title: Vice President
Date: April 27, 2018

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

By: /s/ William P. Flory, Jr.
Name: William P. Flory, Jr.
Title: Vice President and Chief Accounting Officer
Date: April 18, 2018